SCHEDULE OF INVENTORIES (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2025 USD ($)	Sep. 30, 2025 CNY (¥)	Mar. 31, 2025 CNY (¥)	Sep. 30, 2024 CNY (¥)	Mar. 31, 2024 CNY (¥)
Inventory Disclosure [Abstract]
Raw materials		¥ 12,793	¥ 10,474
Work in progress		1,777	2,941
Finished goods		7,193	13,712
Total inventory, gross		21,763	27,127
Inventory reserve		(17,069)	(20,776)	¥ (10,914)	¥ (11,026)
Total inventory, net	$ 659	¥ 4,694	¥ 6,351